Exhibit 10.2

FOURTH AMENDMENT TO STANDARD MULTI-TENANT

OFFICE LEASE – GROSS

This Fourth Amendment to Standard Multi-Tenant Office Lease - Gross (“4th Amendment”) is made and entered into as of this 1st day of March, 2017 by and between S Real Estate Holdings, LLC (“Lessor”) and International Stem Cell Corporation, a California corporation (“Lessee”), with reference to the following facts:

A.Parties have entered into that certain Standard Multi-Tenant Office Lease – Gross, dated for reference purposes only February 19, 2011 (“Original Lease”).

B.Parties have executed the 1st Amendment to the Original Lease (“1st Amendment”), effective July 1st, 2011.

C.Parties have executed the 2nd Amendment to the Original Lease (“2nd Amendment”), effective July 1st, 2013.

D.Parties have executed the 3rd Amendment to the Original Lease (‘3rd Amendment”), effective February 29, 2016.

E.Lessor and Lessee desire to amend the Original Lease as more particularly set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Effective Date. This 4th Amendment to Original Lease shall be effective as of March 1, 2017 (“Effective Date”).
2.	Term: The Term of the Original Lease is hereby extended by three (3) years, and will expire on February 29, 2020, unless sooner terminated in accordance with the terms of the Original Lease.
3.	Base Rent. The Base Rent during the period of March 1, 2017 and February 29, 2020, inclusive, shall increase by 3% each year.

Current Base Rent	3/1/2017 to 2/28/2018	3/1/2018 to 2/28/2019	3/1/2019 to 2/29/2020
$12,557.76	$12,934.49	$13,322.52	$13,722.20

4.

Except as expressly set forth herein, the Original Lease, as amended, shall remain unchanged and in full force and effect, and Lessee and Lessor shall be subject to all the terms and conditions thereof.

5.

Board of Director’s Approval. The terms of this 4th Amendment to the Original Lease were presented to ISCO’s Board of Directors on Friday, February 10, 2017. ISCO BOD and Management (ISCO CEO) discussed the terms of the Amendment and agreed that the terms are competitive in relation to market rates and are therefore in the best interest of the Company. The terms of this Amendment were approved by the independent ISCO Board of Directors, with two interested Directors abstaining.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first written above.

International Stem Cell Corporation	S Real Estate Holdings

"LESSEE"	"LESSOR"

/s/ Mahnaz Ebrahimi	/s/ Russell Kern
Signature	Signature

Mahnaz Ebrahimi	Russell Kern
Name	Name

CFO	Manager
Title	Title

February 22, 2017	February 22, 2017
Date	Date